EXHIBIT 99.1

                                                                                               Cmoproj
UBS                                                                          12:56:12 pm April 5, 2004
Fixed Income Research              A20APRPT 30 year 5.2               Ciaran O'Brien obrienci@fiunmr23
cmoproj.619                                                                                     Page 1


====================================================================================================================
Bond             Balance    Coupon     Delay     Factor     Index     Value         Reset       Multiplier      Cap
--------------------------------------------------------------------------------------------------------------------
P500       20,800,000.00    5.00000     24       1.000000             -1.0000         -              -           -
====================================================================================================================


======================================================================================
          Current       Settle                                 Pricing        Duration
Floor     Coupon         Date      Deal     WAC     WAM         Speed           @ Px
--------------------------------------------------------------------------------------
-         5.0000       04/30/04   30 year   5.85   238.00      100.0PPC        100:04
======================================================================================


5% 20yr pt
==================================================================================================================
                      CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR
          Price       8.00      10.00      15.00      20.00      25.00      30.00      40.00      50.00      60.00
------------------------------------------------------------------------------------------------------------------
          99:20      5.060      5.061      5.063      5.066      5.069      5.072      5.080      5.089      5.099
          99:21      5.054      5.055      5.055      5.056      5.057      5.057      5.059      5.061      5.064
          99:22      5.048      5.048      5.047      5.045      5.044      5.042      5.039      5.034      5.029
          99:23      5.042      5.041      5.038      5.035      5.031      5.027      5.018      5.007      4.994
          99:24      5.036      5.035      5.030      5.025      5.019      5.012      4.997      4.980      4.959
          99:25      5.031      5.028      5.022      5.014      5.006      4.997      4.977      4.953      4.924
          99:26      5.025      5.022      5.013      5.004      4.994      4.982      4.956      4.926      4.889
          99:27      5.019      5.015      5.005      4.994      4.981      4.967      4.935      4.899      4.855

          99:28      5.013      5.008      4.997      4.984      4.969      4.953      4.915      4.871      4.820
          99:29      5.007      5.002      4.988      4.973      4.956      4.938      4.894      4.844      4.785
          99:30      5.001      4.995      4.980      4.963      4.944      4.923      4.873      4.817      4.750
          99:31      4.995      4.989      4.972      4.953      4.931      4.908      4.853      4.790      4.715
         100:00      4.989      4.982      4.963      4.942      4.919      4.893      4.832      4.763      4.681
         100:01      4.983      4.976      4.955      4.932      4.906      4.878      4.812      4.736      4.646
         100:02      4.977      4.969      4.947      4.922      4.894      4.863      4.791      4.709      4.611
         100:03      4.971      4.962      4.939      4.912      4.882      4.848      4.771      4.683      4.577

         100:04      4.965      4.956      4.930      4.901      4.869      4.833      4.750      4.656      4.542
         100:05      4.959      4.949      4.922      4.891      4.857      4.819      4.730      4.629      4.508
         100:06      4.953      4.943      4.914      4.881      4.844      4.804      4.709      4.602      4.473
         100:07      4.948      4.936      4.905      4.871      4.832      4.789      4.689      4.575      4.439
         100:08      4.942      4.930      4.897      4.860      4.819      4.774      4.668      4.548      4.404
         100:09      4.936      4.923      4.889      4.850      4.807      4.759      4.648      4.521      4.370
         100:10      4.930      4.917      4.881      4.840      4.795      4.744      4.628      4.494      4.335
         100:11      4.924      4.910      4.872      4.830      4.782      4.730      4.607      4.468      4.301

         100:12      4.918      4.904      4.864      4.820      4.770      4.715      4.587      4.441      4.266
         100:13      4.912      4.897      4.856      4.809      4.758      4.700      4.566      4.414      4.232
         100:14      4.906      4.891      4.848      4.799      4.745      4.685      4.546      4.387      4.197
         100:15      4.900      4.884      4.839      4.789      4.733      4.671      4.526      4.361      4.163
         100:16      4.895      4.878      4.831      4.779      4.721      4.656      4.505      4.334      4.129
         100:17      4.889      4.871      4.823      4.769      4.708      4.641      4.485      4.307      4.094
         100:18      4.883      4.865      4.815      4.759      4.696      4.626      4.465      4.281      4.060
         100:19      4.877      4.858      4.807      4.748      4.684      4.612      4.444      4.254      4.026
------------------------------------------------------------------------------------------------------------------
       Avg Life      6.877      6.098      4.623      3.613      2.895      2.366      1.657      1.239      0.952
       Duration      5.257      4.748      3.751      3.034      2.501      2.092      1.517      1.155      0.899
      First Pay       5/04       5/04       5/04       5/04       5/04       5/04       5/04       5/04       5/04
       Last Pay       2/24       2/24       2/24       2/24       2/24       2/24       4/11      12/08      11/07
==================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2004
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                                               Cmoproj
UBS                                                                          12:56:12 pm April 5, 2004
Fixed Income Research              A20APRPT 30 year 5.2               Ciaran O'Brien obrienci@fiunmr23
cmoproj.619                                                                                     Page 2


====================================================================================================================
Bond             Balance    Coupon     Delay     Factor     Index     Value         Reset       Multiplier      Cap
--------------------------------------------------------------------------------------------------------------------
P525       20,800,000.00    5.25000      24      1.000000            -1.0000          -              -           -
====================================================================================================================


======================================================================================
          Current       Settle                                 Pricing        Duration
Floor     Coupon         Date      Deal     WAC     WAM         Speed           @ Px
--------------------------------------------------------------------------------------
  -       5.2500       04/30/04   30 year   5.85   238.00      100.0PPC        100:29
======================================================================================


5.25% 20yr pt
===================================================================================================================
                      CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR
          Price       8.00      10.00      15.00      20.00      25.00      30.00      40.00      50.00      60.00
-------------------------------------------------------------------------------------------------------------------
         100:13      5.163      5.147      5.105      5.057      5.004      4.945      4.809      4.653      4.466
         100:14      5.157      5.141      5.097      5.047      4.992      4.930      4.788      4.626      4.432
         100:15      5.151      5.134      5.088      5.037      4.979      4.916      4.768      4.599      4.397
         100:16      5.145      5.127      5.080      5.026      4.967      4.901      4.747      4.572      4.363
         100:17      5.139      5.121      5.072      5.016      4.955      4.886      4.727      4.546      4.329
         100:18      5.133      5.114      5.063      5.006      4.942      4.871      4.707      4.519      4.294
         100:19      5.127      5.108      5.055      4.996      4.930      4.856      4.686      4.492      4.260
         100:20      5.121      5.101      5.047      4.986      4.917      4.842      4.666      4.465      4.226

         100:21      5.115      5.095      5.038      4.975      4.905      4.827      4.645      4.439      4.191
         100:22      5.109      5.088      5.030      4.965      4.893      4.812      4.625      4.412      4.157
         100:23      5.103      5.081      5.022      4.955      4.880      4.797      4.605      4.385      4.123
         100:24      5.097      5.075      5.014      4.945      4.868      4.783      4.584      4.359      4.088
         100:25      5.091      5.068      5.005      4.935      4.856      4.768      4.564      4.332      4.054
         100:26      5.085      5.062      4.997      4.924      4.843      4.753      4.544      4.305      4.020
         100:27      5.080      5.055      4.989      4.914      4.831      4.738      4.523      4.279      3.986
         100:28      5.074      5.049      4.981      4.904      4.819      4.724      4.503      4.252      3.952

         100:29      5.068      5.042      4.972      4.894      4.806      4.709      4.483      4.226      3.918
         100:30      5.062      5.036      4.964      4.884      4.794      4.694      4.463      4.199      3.884
         100:31      5.056      5.029      4.956      4.873      4.782      4.679      4.442      4.173      3.850
         101:00      5.050      5.023      4.948      4.863      4.769      4.665      4.422      4.146      3.816
         101:01      5.044      5.016      4.939      4.853      4.757      4.650      4.402      4.120      3.782
         101:02      5.038      5.010      4.931      4.843      4.745      4.635      4.382      4.093      3.748
         101:03      5.032      5.003      4.923      4.833      4.732      4.621      4.362      4.067      3.714
         101:04      5.027      4.997      4.915      4.823      4.720      4.606      4.342      4.040      3.680

         101:05      5.021      4.990      4.907      4.813      4.708      4.592      4.321      4.014      3.646
         101:06      5.015      4.984      4.898      4.803      4.696      4.577      4.301      3.987      3.612
         101:07      5.009      4.977      4.890      4.792      4.683      4.562      4.281      3.961      3.578
         101:08      5.003      4.971      4.882      4.782      4.671      4.548      4.261      3.935      3.544
         101:09      4.997      4.964      4.874      4.772      4.659      4.533      4.241      3.908      3.510
         101:10      4.991      4.958      4.866      4.762      4.647      4.519      4.221      3.882      3.477
         101:11      4.985      4.951      4.858      4.752      4.635      4.504      4.201      3.856      3.443
         101:12      4.980      4.945      4.849      4.742      4.622      4.489      4.181      3.829      3.409
-------------------------------------------------------------------------------------------------------------------
       Avg Life      6.877      6.098      4.623      3.613      2.895      2.366      1.657      1.239      0.952
       Duration      5.225      4.725      3.743      3.034      2.504      2.098      1.523      1.161      0.905
      First Pay       5/04       5/04       5/04       5/04       5/04       5/04       5/04       5/04       5/04
       Last Pay       2/24       2/24       2/24       2/24       2/24       2/24       4/11      12/08      11/07
===================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2004
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                                               Cmoproj
UBS                                                                          12:56:12 pm April 5, 2004
Fixed Income Research              A20APRPT 30 year 5.2               Ciaran O'Brien obrienci@fiunmr23
cmoproj.619                                                                                     Page 3


====================================================================================================================
Bond             Balance    Coupon     Delay     Factor     Index     Value         Reset       Multiplier      Cap
--------------------------------------------------------------------------------------------------------------------
P550       20,800,000.00    5.50000     24       1.000000             -1.0000         -              -           -
====================================================================================================================


======================================================================================
          Current       Settle                                 Pricing        Duration
Floor     Coupon         Date      Deal     WAC     WAM         Speed           @ Px
--------------------------------------------------------------------------------------
-         5.5000       04/30/04   30 year   5.85   238.00      100.0PPC        101:26
======================================================================================


5.5% 20yr pt
==================================================================================================================
                      CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR        CPR
          Price       8.00      10.00      15.00      20.00      25.00      30.00      40.00      50.00      60.00
------------------------------------------------------------------------------------------------------------------
         101:10      5.240      5.206      5.113      5.008      4.891      4.762      4.461      4.118      3.708
         101:11      5.234      5.199      5.104      4.998      4.879      4.747      4.441      4.092      3.675
         101:12      5.228      5.193      5.096      4.988      4.867      4.732      4.420      4.066      3.641
         101:13      5.222      5.186      5.088      4.977      4.854      4.718      4.400      4.039      3.607
         101:14      5.216      5.180      5.080      4.967      4.842      4.703      4.380      4.013      3.573
         101:15      5.210      5.173      5.071      4.957      4.830      4.688      4.360      3.987      3.539
         101:16      5.204      5.167      5.063      4.947      4.818      4.674      4.340      3.960      3.506
         101:17      5.198      5.160      5.055      4.937      4.805      4.659      4.320      3.934      3.472

         101:18      5.192      5.154      5.047      4.927      4.793      4.645      4.300      3.908      3.438
         101:19      5.187      5.147      5.039      4.917      4.781      4.630      4.280      3.881      3.405
         101:20      5.181      5.140      5.030      4.907      4.769      4.615      4.260      3.855      3.371
         101:21      5.175      5.134      5.022      4.896      4.756      4.601      4.240      3.829      3.337
         101:22      5.169      5.127      5.014      4.886      4.744      4.586      4.220      3.803      3.304
         101:23      5.163      5.121      5.006      4.876      4.732      4.572      4.200      3.776      3.270
         101:24      5.157      5.114      4.998      4.866      4.720      4.557      4.180      3.750      3.236
         101:25      5.151      5.108      4.989      4.856      4.708      4.543      4.160      3.724      3.203

         101:26      5.145      5.101      4.981      4.846      4.695      4.528      4.140      3.698      3.169
         101:27      5.139      5.095      4.973      4.836      4.683      4.514      4.120      3.672      3.136
         101:28      5.134      5.088      4.965      4.826      4.671      4.499      4.100      3.646      3.102
         101:29      5.128      5.082      4.957      4.816      4.659      4.485      4.080      3.620      3.069
         101:30      5.122      5.076      4.949      4.806      4.647      4.470      4.060      3.594      3.036
         101:31      5.116      5.069      4.940      4.796      4.635      4.456      4.040      3.568      3.002
         102:00      5.110      5.063      4.932      4.786      4.623      4.441      4.020      3.541      2.969
         102:01      5.104      5.056      4.924      4.776      4.610      4.427      4.000      3.515      2.935

         102:02      5.098      5.050      4.916      4.766      4.598      4.412      3.981      3.489      2.902
         102:03      5.093      5.043      4.908      4.756      4.586      4.398      3.961      3.463      2.869
         102:04      5.087      5.037      4.900      4.746      4.574      4.384      3.941      3.437      2.836
         102:05      5.081      5.030      4.892      4.736      4.562      4.369      3.921      3.412      2.802
         102:06      5.075      5.024      4.883      4.726      4.550      4.355      3.901      3.386      2.769
         102:07      5.069      5.017      4.875      4.716      4.538      4.340      3.881      3.360      2.736
         102:08      5.063      5.011      4.867      4.706      4.526      4.326      3.862      3.334      2.703
         102:09      5.058      5.004      4.859      4.696      4.514      4.312      3.842      3.308      2.669
------------------------------------------------------------------------------------------------------------------
       Avg Life      6.877      6.098      4.623      3.613      2.895      2.366      1.657      1.239      0.952
       Duration      5.198      4.707      3.739      3.037      2.511      2.106      1.531      1.169      0.912
      First Pay       5/04       5/04       5/04       5/04       5/04       5/04       5/04       5/04       5/04
       Last Pay       2/24       2/24       2/24       2/24       2/24       2/24       4/11      12/08      11/07
==================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2004
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                                                 Cmoproj
UBS                                                                            12:55:18 pm April 5, 2004
Fixed Income Research                  A20APRPT 30 year  5.2            Ciaran O'Brien obrienci@fiunmr23
cmoproj.619                                                                                       Page 1


====================================================================================================================
Bond             Balance    Coupon     Delay     Factor     Index     Value         Reset       Multiplier      Cap
--------------------------------------------------------------------------------------------------------------------
P500       20,800,000.00    5.00000      24      1.000000            -1.0000          -             -            -
====================================================================================================================


======================================================================================
          Current       Settle                                 Pricing        Duration
Floor     Coupon         Date      Deal     WAC     WAM         Speed           @ Px
--------------------------------------------------------------------------------------
-         5.0000       04/30/04   30 year   5.85   238.00      100.0PPC        100:04
======================================================================================


5% 20yr pt
===================================================================================================
                       PPC         PPC         PPC         PPC         PPC         PPC         PPC
          Price       50.00       75.00      100.00      125.00      150.00      175.00      200.00
---------------------------------------------------------------------------------------------------
          99:20       5.061       5.062       5.064       5.067       5.069       5.071       5.074
          99:21       5.054       5.055       5.055       5.056       5.056       5.057       5.058
          99:22       5.048       5.047       5.046       5.045       5.044       5.043       5.041
          99:23       5.042       5.040       5.037       5.034       5.032       5.028       5.025
          99:24       5.036       5.032       5.028       5.024       5.019       5.014       5.009
          99:25       5.030       5.025       5.019       5.013       5.007       5.000       4.992
          99:26       5.024       5.017       5.010       5.002       4.994       4.985       4.976
          99:27       5.018       5.010       5.001       4.992       4.982       4.971       4.960

          99:28       5.011       5.002       4.992       4.981       4.969       4.957       4.944
          99:29       5.005       4.995       4.983       4.970       4.957       4.942       4.927
          99:30       4.999       4.987       4.974       4.960       4.944       4.928       4.911
          99:31       4.993       4.980       4.965       4.949       4.932       4.914       4.895
         100:00       4.987       4.972       4.956       4.938       4.920       4.900       4.879
         100:01       4.981       4.965       4.947       4.928       4.907       4.885       4.862
         100:02       4.975       4.957       4.938       4.917       4.895       4.871       4.846
         100:03       4.969       4.950       4.929       4.906       4.882       4.857       4.830

         100:04       4.963       4.942       4.920       4.896       4.870       4.843       4.814
         100:05       4.957       4.935       4.911       4.885       4.858       4.828       4.797
         100:06       4.950       4.927       4.902       4.874       4.845       4.814       4.781
         100:07       4.944       4.920       4.893       4.864       4.833       4.800       4.765
         100:08       4.938       4.912       4.884       4.853       4.821       4.786       4.749
         100:09       4.932       4.905       4.875       4.843       4.808       4.772       4.733
         100:10       4.926       4.897       4.866       4.832       4.796       4.757       4.717
         100:11       4.920       4.890       4.857       4.821       4.784       4.743       4.701

         100:12       4.914       4.882       4.848       4.811       4.771       4.729       4.684
         100:13       4.908       4.875       4.839       4.800       4.759       4.715       4.668
         100:14       4.902       4.868       4.830       4.790       4.747       4.701       4.652
         100:15       4.896       4.860       4.821       4.779       4.734       4.687       4.636
         100:16       4.890       4.853       4.812       4.769       4.722       4.673       4.620
         100:17       4.884       4.845       4.803       4.758       4.710       4.658       4.604
         100:18       4.878       4.838       4.794       4.747       4.697       4.644       4.588
         100:19       4.872       4.830       4.785       4.737       4.685       4.630       4.572
---------------------------------------------------------------------------------------------------
       Avg Life       6.618       5.185       4.173       3.437       2.886       2.463       2.129
       Duration       5.104       4.155       3.454       2.924       2.512       2.184       1.919
      First Pay        5/04        5/04        5/04        5/04        5/04        5/04        5/04
       Last Pay        2/24        2/24        2/24        2/24        2/24        2/24        2/24
===================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2004 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                                                 Cmoproj
UBS                                                                            12:55:18 pm April 5, 2004
Fixed Income Research                  A20APRPT 30 year  5.2            Ciaran O'Brien obrienci@fiunmr23
cmoproj.619                                                                                       Page 2


====================================================================================================================
Bond             Balance    Coupon     Delay     Factor     Index     Value         Reset       Multiplier      Cap
--------------------------------------------------------------------------------------------------------------------
P525       20,800,000.00    5.25000     24       1.000000            -1.0000          -             -           -
====================================================================================================================


======================================================================================
          Current       Settle                                 Pricing        Duration
Floor     Coupon         Date      Deal     WAC     WAM         Speed           @ Px
--------------------------------------------------------------------------------------
-         5.2500       04/30/04   30 year   5.85   238.00      100.0PPC        100:29
======================================================================================


5.25% 20yr pt
===================================================================================================
                       PPC         PPC         PPC         PPC         PPC         PPC         PPC
          Price       50.00       75.00      100.00      125.00      150.00      175.00      200.00
---------------------------------------------------------------------------------------------------
         100:13       5.158       5.125       5.088       5.048       5.006       4.961       4.913
         100:14       5.152       5.117       5.079       5.037       4.993       4.946       4.897
         100:15       5.146       5.109       5.070       5.027       4.981       4.932       4.881
         100:16       5.140       5.102       5.061       5.016       4.969       4.918       4.865
         100:17       5.134       5.094       5.052       5.005       4.956       4.904       4.848
         100:18       5.128       5.087       5.043       4.995       4.944       4.890       4.832
         100:19       5.122       5.079       5.034       4.984       4.931       4.875       4.816
         100:20       5.115       5.072       5.025       4.974       4.919       4.861       4.800

         100:21       5.109       5.065       5.016       4.963       4.907       4.847       4.784
         100:22       5.103       5.057       5.007       4.952       4.894       4.833       4.768
         100:23       5.097       5.050       4.998       4.942       4.882       4.819       4.752
         100:24       5.091       5.042       4.989       4.931       4.870       4.805       4.736
         100:25       5.085       5.035       4.980       4.921       4.858       4.791       4.719
         100:26       5.079       5.027       4.971       4.910       4.845       4.776       4.703
         100:27       5.073       5.020       4.962       4.899       4.833       4.762       4.687
         100:28       5.067       5.012       4.953       4.889       4.821       4.748       4.671

         100:29       5.061       5.005       4.944       4.878       4.808       4.734       4.655
         100:30       5.055       4.997       4.935       4.868       4.796       4.720       4.639
         100:31       5.049       4.990       4.926       4.857       4.784       4.706       4.623
         101:00       5.042       4.982       4.917       4.847       4.772       4.692       4.607
         101:01       5.036       4.975       4.908       4.836       4.759       4.678       4.591
         101:02       5.030       4.968       4.899       4.826       4.747       4.664       4.575
         101:03       5.024       4.960       4.890       4.815       4.735       4.650       4.559
         101:04       5.018       4.953       4.881       4.805       4.723       4.636       4.543

         101:05       5.012       4.945       4.873       4.794       4.710       4.622       4.527
         101:06       5.006       4.938       4.864       4.784       4.698       4.608       4.511
         101:07       5.000       4.931       4.855       4.773       4.686       4.594       4.495
         101:08       4.994       4.923       4.846       4.763       4.674       4.580       4.479
         101:09       4.988       4.916       4.837       4.752       4.662       4.566       4.463
         101:10       4.982       4.908       4.828       4.742       4.650       4.552       4.448
         101:11       4.976       4.901       4.819       4.731       4.637       4.538       4.432
         101:12       4.970       4.894       4.810       4.721       4.625       4.524       4.416
---------------------------------------------------------------------------------------------------
       Avg Life       6.618       5.185       4.173       3.437       2.886       2.463       2.129
       Duration       5.074       4.141       3.449       2.923       2.514       2.188       1.923
      First Pay        5/04        5/04        5/04        5/04        5/04        5/04        5/04
       Last Pay        2/24        2/24        2/24        2/24        2/24        2/24        2/24
===================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2004
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                                                 Cmoproj
UBS                                                                            12:55:18 pm April 5, 2004
Fixed Income Research                  A20APRPT 30 year  5.2            Ciaran O'Brien obrienci@fiunmr23
cmoproj.619                                                                                       Page 3


====================================================================================================================
Bond             Balance    Coupon     Delay     Factor     Index     Value         Reset       Multiplier      Cap
--------------------------------------------------------------------------------------------------------------------
P550       20,800,000.00    5.50000      24      1.000000            -1.0000          -             -           -
====================================================================================================================


======================================================================================
          Current       Settle                                 Pricing        Duration
Floor     Coupon         Date      Deal     WAC     WAM         Speed           @ Px
--------------------------------------------------------------------------------------
-         5.5000       04/30/04   30 year   5.85   238.00      100.0PPC        101:26
======================================================================================


5.5% 20yr pt
===================================================================================================
                       PPC         PPC         PPC         PPC         PPC         PPC         PPC
          Price       50.00       75.00      100.00      125.00      150.00      175.00      200.00
---------------------------------------------------------------------------------------------------
         101:10       5.230       5.156       5.075       4.987       4.894       4.795       4.690
         101:11       5.224       5.148       5.066       4.977       4.882       4.781       4.674
         101:12       5.218       5.141       5.057       4.966       4.870       4.767       4.658
         101:13       5.212       5.133       5.048       4.956       4.857       4.753       4.642
         101:14       5.206       5.126       5.039       4.945       4.845       4.739       4.626
         101:15       5.200       5.119       5.030       4.935       4.833       4.725       4.610
         101:16       5.194       5.111       5.021       4.924       4.821       4.711       4.594
         101:17       5.188       5.104       5.012       4.914       4.809       4.697       4.578

         101:18       5.182       5.096       5.003       4.903       4.796       4.683       4.563
         101:19       5.176       5.089       4.994       4.893       4.784       4.669       4.547
         101:20       5.170       5.081       4.985       4.882       4.772       4.655       4.531
         101:21       5.163       5.074       4.977       4.872       4.760       4.641       4.515
         101:22       5.157       5.067       4.968       4.861       4.748       4.627       4.499
         101:23       5.151       5.059       4.959       4.851       4.736       4.613       4.483
         101:24       5.145       5.052       4.950       4.840       4.723       4.599       4.467
         101:25       5.139       5.044       4.941       4.830       4.711       4.585       4.451

         101:26       5.133       5.037       4.932       4.819       4.699       4.571       4.436
         101:27       5.127       5.030       4.923       4.809       4.687       4.557       4.420
         101:28       5.121       5.022       4.914       4.799       4.675       4.543       4.404
         101:29       5.115       5.015       4.906       4.788       4.663       4.529       4.388
         101:30       5.109       5.007       4.897       4.778       4.651       4.516       4.372
         101:31       5.103       5.000       4.888       4.767       4.639       4.502       4.356
         102:00       5.097       4.993       4.879       4.757       4.626       4.488       4.341
         102:01       5.091       4.985       4.870       4.746       4.614       4.474       4.325

         102:02       5.085       4.978       4.861       4.736       4.602       4.460       4.309
         102:03       5.079       4.971       4.853       4.726       4.590       4.446       4.293
         102:04       5.073       4.963       4.844       4.715       4.578       4.432       4.278
         102:05       5.067       4.956       4.835       4.705       4.566       4.419       4.262
         102:06       5.061       4.948       4.826       4.695       4.554       4.405       4.246
         102:07       5.055       4.941       4.817       4.684       4.542       4.391       4.230
         102:08       5.049       4.934       4.809       4.674       4.530       4.377       4.215
         102:09       5.043       4.926       4.800       4.663       4.518       4.363       4.199
---------------------------------------------------------------------------------------------------
       Avg Life       6.618       5.185       4.173       3.437       2.886       2.463       2.129
       Duration       5.050       4.131       3.447       2.926       2.519       2.194       1.929
      First Pay        5/04        5/04        5/04        5/04        5/04        5/04        5/04
       Last Pay        2/24        2/24        2/24        2/24        2/24        2/24        2/24
===================================================================================================

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